Exhibit 99.2
2nd Quarter Fiscal 2010 Financial Results Conference Call Thursday, May 6, 2010 4:30 p.m. ET

Safe Harbor Statement & Non-GAAP Financial Measures "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/09. The Company assumes no obligation to update the information in this presentation. Financial information in this presentation is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to- period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the reconciliations to GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

Strong Earnings Performance $ millions or $ per share Net Income DEPS GAAP Net Income attributable to Brooks $ 21.0 $ 0.33 Gain on sale of intellectual property rights, after tax (7.5) (0.12) One-time income tax benefit (3.9) (0.06) Restructuring charges 0.5 0.01 Adjusted Net Income $ 10.1 $ 0.16

Continued Ramp - Sequential Revenue Growth of 40% $ millions Q1 FY10 Q2 FY10 Change Revenues $ 106.2 $ 148.4 $ 42.2 Gross Profit 26.2 38.9 12.7 Research & Development expense 7.5 7.7 (0.2) SG&A expense 19.0 20.8 (1.8) Operating Profit (Loss) before Special Charges $(0.3) $ 10.4 $ 10.7

End Market Trends Q2 FY09 Q1 FY10 Q2 FY10 Semiconductor 63% 85% 85% Industrial 19% 9% 9% Other markets 18% 6% 6% Semiconductor OEMs continue to drive the ramp 2 OEM's represented greater than 10% of revenues in the quarter

Revenue and Earnings Waterfall 1st Quarter Fiscal 2010 $ 106.2 $(0.3) Critical Solutions business growth 16.8 6.7 Systems Solutions business growth 25.5 5.4 GCO (Service) business growth (0.1) 0.4 Higher unemployment insurance costs (0.4) Stock compensation (0.5) Other (0.9) 2nd Quarter Fiscal 2010 $ 148.4 $ 10.4 Operating Profit (loss) Revenues before Special Charges

Adjusted EBITDA Improves to 11.7% of Revenues Revenues 37.3 43.9 64.1 106.2 148.4 Adjusted EBITDA (26.7) (17.2) (8.7) 5.6 17.3 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Q2FY10 $ millions

Cash Growth with Effective Control of Working Capital Growth Adjusted EBITDA* $ 17.3 Restructuring cash flow (1.4) Net Interest income 0.2 Working capital support of ramp (8.3) Cash flow from Continuing Operations 7.8 Capital Expenditures (0.7) Proceeds from sale of intellectual property rights 7.8 Purchase of intellectual property (0.9) Currency and other 0.4 Net Change in Cash and Marketable Investments $ 14.4 A reconciliation of Adjusted EBITDA to Brooks' Net Loss is included in the earnings release issued on May 6, 2010 $ millions

Critical Balance Sheet Accounts $ millions December 2009 March 2009 Comments on Sequential Trends Cash and Marketable Securities 111.4 125.8 Accounts receivable, net 53.2 67.6 DSO improves by 4 days Inventories, net 89.8 103.5 Turns improve from 3.6 to 4.2 Accounts payable (46.2) (66.7) DPO moved back out 1 day Accrued restructuring costs (current & long term) (7.0) (5.8) Working Capital Improves to 13.3% of annualized quarter sales

Critical Solutions Segment $ millions Q1FY10 Q2FY10 Comments on Sequential Trends Revenues $ 43.2 $ 60.0 39% sequential revenue growth Gross Profit 15.8 22.6 Margins improve to 37.6% Operating Expenses 13.9 14.9 Higher corporate and shared service cost allocations Segment Operating Income $ 1.9 $ 7.7

Systems Solutions Segment $ millions Q1FY10 Q2FY10 Comments on Sequential Trends Revenues $ 47.1 $ 72.6 54% growth with mix favoring Extended Factory Gross Profit 7.6 13.1 Margins improve to 18% Operating Expenses 7.3 9.0 Higher corporate and shared service cost allocations Segment Operating Income $ 0.3 $ 4.1

Global Customer Operations $ millions Q1FY10 Q2FY10 Comments on Sequential Trends Revenues $ 15.9 $ 15.7 Repair growth offsets end of substantial labor-only service contract Gross Profit 2.9 3.3 Favorable mix and improved repair margins Operating Expenses 4.8 3.8 Reduced corporate and shared service cost allocations Segment Operating Loss $(1.9) $(0.5)

Looking Forward March quarter Book to Bill > 1 Balance of Year - Continuing growth in revenues and profits. June quarter - Revenues in excess of $150 million and Diluted EPS of between $0.18 and $0.20. Continued balance sheet management drives ROIC over 20%.

2nd Quarter Fiscal 2010 Financial Results Conference Call Thursday, May 6, 2010 4:30 p.m. ET